Q2 2025 Quarterly Supplemental Information EX-99.2

Table of Contents Section Page Company Overview 3 Quarterly Highlights 4 Income Statement 5 GAAP Reconciliation to FFO and AFFO 6 GAAP Reconciliation to Adjusted EBITDAre and Cash NOI 7 Balance Sheet 8 Net Debt Metrics, Fixed Charge Coverage and Covenants 9 Net Asset Value Components 10 Capital Structure and Liquidity 11 Capital Deployment Activity 13 Disposition Activity 14 Diversification: Top 60 Tenants 16 Diversification: Tenant Industry 17 Diversification: Property Map 18 Diversification: Geography 19 Lease Expirations, Occupancy and Escalations 20 Non-GAAP Definitions and Explanations 21 Other Definitions and Explanations 22 – 23 Forward-Looking and Cautionary Statements 24 2

FrontView REIT, Inc. (NYSE:FVR) (the “Company”, “FrontView”, “FVR”, “us”, “our”, and “we”) is an internally-managed net-lease REIT that acquires, owns and manages primarily properties with frontage that are net leased to a diversified group of tenants. 3 Company Overview COMPANY CONTACT INFORMATION Pierre Revol Chief Financial Officer InvestorRelations@frontviewreit.com The Company is differentiated by an investment approach focused on properties that are in prominent locations with direct frontage on high-traffic roads that are highly visible to consumers. As of June 30, 2025, the Company owned a well-diversified portfolio of 319 properties with direct frontage across 37 U.S. states. Medical and dental providers Quick service restaurants Casual dining Financial institutions Cellular stores The Company's tenants include service-oriented businesses, such as: Automotive stores Convenience store and gas stations Discount retail Automotive dealers Fitness operators Car washes Pharmacies Home improvement stores Professional services Board of Directors Stephen Preston Chairman of the Board Robert Green Director Daniel Swanstrom Independent Director Elizabeth Frank Independent Director Ernesto Perez Independent Director Noelle LeVeaux Independent Director Executive Team Stephen Preston Chairman of the Board, President and Chief Executive Officer Pierre Revol Chief Financial Officer Drew Ireland Chief Operating Officer Sean Fukumura Chief Accounting Officer

Quarterly Highlights (unaudited, dollars in thousands, except share, per share data) Financial results June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net income (loss) $ (4,530) $ (1,337) $ (21,488) $ (3,339) $ (3,012) Net income (loss) per common share, diluted $ (0.16) $ (0.06) $ (0.78) — — Funds from operations (FFO) $ 6,720 $ 6,429 $ (9,963) $ 3,780 $ 4,010 FFO per share, diluted $ 0.24 $ 0.23 $ (0.36) — — Adjusted funds from operations (AFFO) $ 9,028 $ 8,229 $ 9,055 $ 4,776 $ 4,892 AFFO per share, diluted $ 0.32 $ 0.30 $ 0.33 — — Dividends declared per share $ 0.215 $ 0.215 $ 0.215 — — Diluted weighted average common shares 27,827,037 27,822,826 27,577,692 — — Portfolio at a glance: Key metrics June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Number of properties 319 323 307 278 278 Annualized base rent (ABR) $ 62,293 $ 62,057 $ 58,843 $ 52,084 $ 52,002 Gross real estate investment $ 900,305 $ 929,856 $ 891,161 $ 797,323 $ 797,121 Average rent per square foot $ 24.01 $ 24.24 $ 24.51 $ 24.72 $ 24.68 Rentable square footage 2,594 2,560 2,401 2,107 2,107 Weighted average lease term (WALT) 7.3 years 7.4 years 7.2 years 6.7 years 7.0 years Number of states 37 37 35 31 31 Occupancy 97.8% 96.3% 97.7% 98.9% 98.9 % Number of tenants 334 329 320 293 292 Number of brands 157 150 137 137 137 Number of industries 16 15 15 15 15 Top 10 tenant concentration 22.7% 22.6% 21.8% 23.3% 23.3 % Top 20 tenant concentration 38.0% 37.9% 37.0% 38.5% 38.5 % Investment grade (tenant/guarantor) 33.1% 33.2% 33.1% 38.0% 40.4 % Note: Tenant concentration and reporting coverage are based on ABR as of June 30, 2025.

Income Statement (unaudited, in thousands except share and per share data) (unaudited, in thousands except share and per share data) Successor 2025 Predecessor 2024 Successor 2025 Predecessor 2024 Revenues Rental revenues(1,2) $ 17,467 $ 14,474 $ 33,612 $ 29,627 Other revenues 87 136 185 242 Total revenues 17,554 14,610 33,797 29,869 Operating expenses Depreciation and amortization 9,466 6,971 17,271 14,296 Property operating expenses 2,714 1,710 5,090 3,691 Property management fees — 497 — 1,007 Asset management fees — 1,034 — 2,068 General and administrative expenses 3,279 643 6,118 1,361 Total operating expenses 15,459 10,855 28,479 22,423 Other expenses (income) Interest expense 4,647 6,597 9,144 13,292 (Gain) loss on sale of real estate (1,194) 51 (1,661) (337) Impairment loss 2,978 — 3,406 591 Income taxes 194 119 296 281 Total other expenses 6,625 6,767 11,185 13,827 Net loss (4,530) (3,012) (5,867) (6,381) Less: Net loss attributable to convertible non-controlling preferred interest — 826 — 1,743 Less: Net loss attributable to non-controlling interests 1,629 — 2,133 — Net loss attributable to FrontView REIT, Inc (successor) and NADG NNN Property fund LP (predecessor) $ (2,901) $ (2,186) $ (3,734) $ (4,638) Weighted average number of common shares outstanding Basic 19,136,225 — 18,229,095 — Diluted 27,827,037 — 27,824,932 — Net loss per share attributable to common stockholders Basic $ (0.16) $ — $ (0.22) $ — Diluted $ (0.16) $ — $ (0.22) $ — Comprehensive loss Net loss $ (4,530) $ (3,012) $ (5,867) $ (6,381) Other comprehensive loss Change in fair value of interest rate swaps (1,322) — (1,511) — Comprehensive loss (5,862) (3,012) (7,378) (6,381) Less: Comprehensive loss attributable to convertible non-controlling preferred interests — 826 — 1,743 Less: Comprehensive loss attributable to convertible non-controlling interests 2,108 — 2,705 — Comprehensive loss attributable to NADG NNN Property Fund LP (Predecessor) and to FrontView REIT, Inc. (Successor) $ (3,754) $ (2,186) $ (4,673) $ (4,638) Three Month Ended June 30, Six Month Ended June 30, Includes tenant reimbursement income of $2.4 million and $1.2 million for the three-month periods ending June 30, 2025, and 2024, respectively. Includes tenant reimbursement income of $4.1 million and $3.1 million for the six-month periods ending June 30, 2025, and 2024, respectively. Includes variable rent of $163K and $306K for the three-month periods ending June 30, 2025, and 2024, respectively. Includes variable rent of $218K and $749K for the six-month periods ending June 30, 2025, and 2024, respectively.

GAAP Reconciliations to FFO and AFFO (unaudited, in thousands except share and per share data) Successor 2025 Predecessor 2024 Successor 2025 Predecessor 2024 Net loss $ (4,530) $ (3,012) $ (5,867) $ (6,381) Depreciation on real property and amortization of real estate intangibles 9,466 6,971 17,271 14,296 (Gain) loss on sale of real estate (1,194) 51 (1,661) (337) Impairment loss on real estate held for investment 2,978 — 3,406 591 Funds from operations (FFO) $ 6,720 $ 4,010 $ 13,149 $ 8,169 Straight-line rent adjustments (286) (446) (408) (777) Amortization of financing transaction and discount costs 400 1,036 795 2,092 Amortization of above/below market lease intangibles 941 476 1,652 915 Stock-based compensation 200 — 815 — Lease termination fees — (223) — (637) Adjustment for structuring and public company readiness costs 89 23 290 74 Other non-recurring expenses(1) 964 16 964 45 Adjusted funds from operations (AFFO) $ 9,028 $ 4,892 $ 17,257 $ 9,881 Diluted weighted average shares outstanding 27,827,037 — 27,824,932 — Net loss per diluted share $ (0.16) $ — $ (0.22) $ — FFO per diluted share $ 0.24 $ — $ 0.47 $ — AFFO per diluted share $ 0.32 $ — $ 0.62 $ — Three Month Ended June 30, Six Month Ended June 30, Other non-recurring expenses include one-time legal expenses, deal pursuit costs and other non-recurring items.

GAAP Reconciliation to Adjusted EBITDAre and Cash NOI (1) Reflects an adjustment to give effect to all investments during the quarter as if they had been acquired as of the beginning of the quarter. (2) Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter. (3) Reflects an adjustment to exclude non-cash stock-based compensation expense. (4) Reflects an adjustment to exclude non-recurring expenses, including structuring and public company readiness costs, lease termination fees, legal one-time expenses, and other non-recurring income or expenses. Three Months Ended June 30, 2025 Net loss $ (4,530) Depreciation and amortization 10,407 Interest expense 4,647 Income taxes 194 EBITDA $ 10,718 Gain on sale of real estate (1,194) Impairment loss on real estate held for investment 2,978 EBITDAre $ 12,502 Adjustment for current period investment activity (1) 383 Adjustment for current period disposition activity (2) (72) Adjustment for non-cash compensation expense (3) 200 Adjustment to exclude non-recurring expenses (4) 1,053 Adjustment to exclude net write-offs of accrued rental income 158 Adjusted EBITDAre $ 14,224 General and administrative, net of non-recurring 1,962 Adjusted net operating income $ 16,186 Straight-line rental revenue, net (277) Adjusted cash NOI $ 15,909 Annualized EBITDAre $ 50,008 Annualized adjusted EBITDAre $ 56,896 Annualized adjusted NOI $ 64,744 Annualized adjusted cash NOI $ 63,636 (unaudited, in thousands)

Balance Sheet (unaudited, in thousands) Assets June 30, 2025 December 31, 2024 Assets Real estate held for investment, at cost Land $ 330,193 $ 332,944 Buildings and improvements 401,954 386,462 Total real estate held for investment, at cost 732,147 719,406 Less accumulated depreciation (43,935) (40,398) Real estate held for investment, net 688,212 679,008 Assets held for sale 28,619 5,898 Mortgage loans receivable 7,134 — Cash and cash equivalents 8,363 5,094 Intangible lease assets, net 106,759 114,868 Other assets 17,425 16,941 Total assets $ 856,512 $ 821,809 Liabilities and equity Liabilities Debt, net $ 316,892 $ 266,538 Intangible lease liabilities, net 14,520 14,735 Accounts payable and accrued liabilities 21,149 17,858 Total liabilities 352,561 299,131 Equity Common stock, par value $0.01 per share 204 173 Additional paid-in capital 389,378 331,482 Accumulated deficit (18,727) (6,834) Accumulated other comprehensive loss (965) — Total FrontView REIT, Inc. equity 369,890 324,821 Non-controlling interests in the OP 134,061 197,857 Total equity 503,951 522,678 Total liabilities and equity $ 856,512 $ 821,809

Net Debt Metrics, Fixed Charge Coverage and Covenants (unaudited, in thousands) Maturity Date Interest Rate June 30, 2025 Debt Term Loan 3-Oct-27 (1) Adjusted SOFR + 1.20% (2, 3) $ 200,000 Revolving Credit Facility 3-Oct-27 (1) Adjusted SOFR + 1.20% (2) 118,500 Gross Debt $ 318,500 Cash and Cash Equivalents (8,363) Net Debt $ 310,137 Net Debt to Annualized EBITDAre 6.2 x Net Debt to Annualized Adjusted EBITDAre 5.5 x Covenants Required Revolving Credit Facility Total Leverage Ratio ≤ 60% 36.2 % Adjusted EBITDA to Fixed Charges Ratio ≥ 1.50 to 1.00 3.3 x Secured Leverage Ratio ≤ 40% 0.0 % Unencumbered NOI to Unsecured Interest Expense Ratio ≥ 1.75 to 1.00 3.6 x Unsecured Leverage Ratio ≤ 60% 36.2 % Tangible Net Worth ≥ $ 380,032 $ 561,347 Covenants The following is a summary of key financial covenants for the Company’s unsecured debt instruments The covenants associated with the Revolving Credit Facility are reported to the respective lenders via quarterly covenant reporting packages These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of June 30, 2025, the Company believes it is in compliance with the covenants (1) The loans each contain two 12-month extension options, subject to a 0.125% extension fee. (2) The approximate one-month SOFR rate on June 30, 2025, was 4.45%, plus a 10-basis point adjustment (“Adjusted SOFR”). (3) Hedged $200 million of floating rate SOFR at 3.664%, effectively fixing the term loan at a rate of 4.964% through initial maturity. Fixed Charge Coverage Ratio (FCCR) June 30, 2025 Interest Expense $ 4,647 Less: Non-Cash Interest (400) Fixed Charges 4,247 Annualized Fixed Charges $ 16,988 Annualized Adjusted EBITDAre / Annualized Fixed Charges 3.3 x

Net Asset Value Components June 30, 2025 Real estate portfolio Number of properties 319 Rentable square feet 2,594 Rent per square foot $ 24.01 WALT 7.3 Years Annualized base rent (ABR)(1) $ 62,293 Annualized adjusted cash NOI(1) $ 63,635 Tangible assets Cash and cash equivalents 8,363 Mortgage receivable principal outstanding 7,134 Other tangible assets(2) 12,796 Total tangible assets $ 28,293 Debt Term loan 200,000 Revolving credit facility 118,500 Total debt $ 318,500 Tangible liabilities Dividends payable 6,102 Other tangible liabilities(3) 15,121 Total tangible liabilities $ 21,223 Shares outstanding Common stock 20,430,096 Operating partnership units 7,404,574 Total common stock and OP units outstanding 27,834,670 (unaudited, in thousands) (1) Excludes vacant properties with net book value of $12.3 million. (2) Includes components of accounts receivable (net) and deferred rent receivables (net) that are realizable assets. (3) Includes accounts payable and accrued liabilities.

Capital Structure and Liquidity (unaudited, in thousands) June 30, 2025 Equity   Shares of Common Stock 20,430 OP Units 7,405 Common Stock & OP Units 27,835 Price Per Share/Unit as of June 30, 2025 $ 12.00 Implied Equity Market Capitalization $ 334,020 % of Total Capitalization 51.2 % Debt   Term Loan $ 200,000 Revolving Credit Facility 118,500 Total Debt $ 318,500 % of Total Capitalization 48.8 % Total Capitalization $ 652,520 Less: Cash and Cash Equivalents (8,363) Enterprise Value $ 644,157 Liquidity Commitment(1) Outstanding Available Revolver Credit Facility $ 250,000 $ 118,500 $ 131,500 Cash and Cash Equivalents 8,363 Total Liquidity $ 139,863 (1) The Company may elect to request an increase to the existing revolving commitments and/or the establishment of one or more new commitments for an aggregate maximum amount of $200.0 million, subject to customary conditions.

Capital Deployment Investment activity and dispositions since IPO

Capital Deployment Activity Moderating capital deployment volumes to optimize deal selections and maintain conservative leverage Acquisitions ($ in thousands) December 31, 2024 March 31, 2025 June 30, 2025 Number of properties 29 17 5 Average annual escalators 1.7% 1.6% 2.4 % Investment grade % 27.0% 29.2% 17.9 % Weighted average lease term (WALT) 11.1 12.9 11.0 Purchase price $ 103,422 $ 49,224 $ 17,799 Cash capitalization rate 7.93% 7.90% 8.17 % Economic yield 8.54% 8.18% 9.35 % Acquisition Mix ($ 000’s) $ 103,422 $ 49,224 $ 17,799 Representative tenants Note: Weightings are based on purchase price.

Disposition Activity Non-core dispositions, improving portfolio metrics, and funding acquisitions Dispositions mix ($ 000’s) $ 2,050 $ 22,661 Dispositions ($ in thousands) December 31, 2024 March 31, 2025 June 30, 2025 Number of vacant properties — — 4 Number of leased properties — 1 5 Gross proceeds on vacant properties — — $ 11,055 Gross proceeds on leased properties — $ 2,050 $ 11,606 Weighted average lease term (WALT) — 13.8 8.0 Total gross proceeds — $ 2,050 $ 22,661 Disposition capitalization rate on leased properties — 6.88% 6.75 % Representative tenants Note: Weightings are based on gross proceeds.

Portfolio Detail Top 60 tenants, industry and geographic mix

Diversification: Top 60 Tenants # Tenant Brand # of Properties(1) % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 1 Dollar Tree 13 3.3% ✓ BBB / Baa2 2 Fast Pace Urgent Care 8 2.7% — N/A 3 Verizon 8.5 2.6% ✓ BBB+ / Baa1 / A- 4 Adams Auto Group 3 2.3% — N/A 5 Oak Street Health 5.5 2.1% — N/A 6 IHOP 6 2.0% — N/A 7 Mammoth Car Wash 6 2.0% — N/A 8 Raising Canes 6 1.9% — N/A 9 Bank of America 5 1.9% ✓ A- / Aa2 / AA- 10 LA-Z-Boy 3 1.8% — N/A 11 CVS 4 1.7% ✓ BBB / Baa2 / BBB 12 AT&T 4 1.7% ✓ BBB / Baa2 / BBB+ 13 T-Mobile 7.5 1.7% ✓ BBB / Baa2 / BBB+ 14 Chili's 3 1.6% — N/A 15 Wendy's 7 1.5% — N/A 16 PNC Bank 5 1.5% ✓ A / A+ 17 Wells Fargo 2.5 1.4% ✓ A+ / A1 / A+ 18 Advance Auto Parts 7 1.4% — N/A 19 Walgreens 3 1.4% — N/A 20 St. Joseph Hospice 2 1.4% — N/A 21 Heartland Dental 5 1.3% — N/A 22 Burger King 5 1.2% — N/A 23 Lowe's Home Improvement 1 1.2% ✓ BBB+ 24 VASA Fitness 0.5 1.1% — N/A 25 Charles Schwab 1 1.1% ✓ A- / A 26 Aspen Dental 4.5 1.1% — N/A 27 Parachute Plasma 2 1.1% — N/A 28 WSS 2 1.0% — N/A 29 Wellnow 4 1.0% — N/A 30 Walmart 1 1.0% ✓ AA / Aa2 / AA 31 Best Buy 1 1.0% ✓ BBB+ / A3 32 Andy's Frozen Custard 4 1.0% — N/A # Tenant Brand # of Properties(1) % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 33 Edge Fitness 1 1.0% — N/A 34 Chase Bank 2.5 1.0% ✓ A / Aa3 / AA- 35 Floor & Decor 1 1.0% — N/A 36 LA Fitness 2 1.0% — N/A 37 Tricolor 1 0.9% — N/A 38 Applebee's 3 0.9% — N/A 39 Stop & Shop Gas 3 0.9% ✓ BBB+ 40 Sleep Number 2 0.8% — N/A 41 Chuy's Mexican 2 0.8% ✓ BBB / Baa2 / BBB 42 Texas Roadhouse 2 0.8% — N/A 43 Take 5 Oil Change 4.5 0.7% — N/A 44 First Bank 3 0.7% — N/A 45 Chipotle 3 0.7% — N/A 46 Taco Bell 3 0.7% — N/A 47 Auto Saavy 1 0.7% — N/A 48 Trophy Fuel & Wash 1 0.7% — N/A 49 Physicians Immediate Care 1.5 0.7% — N/A 50 Sonic 4 0.7% — N/A 51 7-Eleven 3 0.7% ✓ A- / Aa3 52 Harbor Freight 2 0.6% — N/A 53 O'Reilly Auto Parts 4 0.6% ✓ BBB+ / Baa1 54 AutoZone 3 0.6% ✓ BBB / Baa1 / BBB 55 Dollar General 3 0.6% ✓ BBB / Baa3 56 Planet Fitness 1 0.6% — N/A 57 McAlister's Deli 2.5 0.6% — N/A 58 Friendly's 2 0.6% — N/A 59 Starbucks 3 0.6% ✓ BBB+ / Baa1 60 Range USA 1 0.6% — N/A Top 60 205 71.8 % Other (61 through 157) 114 28.2 % Total Portfolio 319 100.0% (1) Includes two-tenant properties.

Diversification: Tenant Industry (1) Includes two-tenant properties. Industry Defensive Mix # of Properties(1) ABR (000s) % of ABR Square Feet (000s) Rent / SQFT Medical and Dental Providers Necessity 43 $ 9,198 14.7% 284 $ 32.39 Quick Service Restaurants Service 61.5 $ 8,662 13.9% 199 $ 43.53 Casual Dining Service 42 $ 8,062 12.9% 267 $ 30.19 Financial Institutions Necessity 26 $ 5,977 9.6% 146 $ 40.94 Cellular Stores Service 21.5 $ 4,092 6.6% 97 $ 42.19 Automotive Stores Necessity 27 $ 3,219 5.2% 162 $ 19.87 Convenience Stores and Gas Stations Necessity 15 $ 2,855 4.6% 40 $ 71.38 Discount Retail Discount 17.5 $ 2,766 4.4% 198 $ 13.97 Automotive Dealers Service 6 $ 2,681 4.3% 87 $ 30.82 Fitness Operators Service 5 $ 2,523 4.1% 170 $ 14.84 Car Washes Service 10 $ 2,033 3.3% 33 $ 61.61 Pharmacies Necessity 7 $ 1,935 3.1% 81 $ 23.89 Home Improvement Stores Necessity 5 $ 1,689 2.7% 263 $ 6.42 Professional Services Service 1 $ 173 0.3% 4 $ 43.25 Other - Service Service 26.5 $ 4,836 7.7% 279 $ 17.33 Other - Necessity Necessity 5 $ 1,592 2.6% 284 $ 5.61 Total — 319 $ 62,293 2,594 $ 24.01 Industry Mix / Defensive Mix Cellular Stores Discount Retail Medical and Dental Providers Financial Institutions Automotive Stores Convenience Stores and Gas Stations Pharmacies Home Improvement Stores Other - Necessity Quick Service Restaurants Casual Dining Automotive Dealers Fitness Operators Car Washes Professional Services Other - Service

Diversification: Property Map 18 MA MN ID AZ CO NV UT AR KS MO OK SD LA TX CT RI AL FL GA MS SC IL IN KY NC OH TN VA WI MD NJ NY PA ME MI 319 Properties 37 States 1 1 2 6 2 1 NE 2 6 9 23 4 2 1 10 36 7 2 15 17 8 11 25 11 13 17 15 1 22 8 MI 8 8 7 10 3 1 1 3

Diversification: Geography State # of Properties(1) Square Feet (000s) ABR (000s) % of ABR Rent / SQFT IL 36 376 $ 8,684 13.9% $ 23.10 GA 25 170 $ 5,039 8.1% $ 29.64 TX 23 133 $ 4,745 7.7% $ 35.68 NC 17 94 $ 3,353 5.4% $ 35.67 TN 17 113 $ 3,335 5.4% $ 29.51 OH 22 130 $ 3,157 5.1% $ 24.28 IN 15 79 $ 2,675 4.3% $ 33.86 PA 8 145 $ 2,502 4.0% $ 17.26 VA 15 76 $ 2,445 4.0% $ 32.17 FL 13 92 $ 2,327 3.7% $ 25.29 NY 8 242 $ 2,131 3.4% $ 8.81 SC 11 91 $ 1,886 3.0% $ 20.73 AL 11 49 $ 1,788 2.9% $ 36.49 MO 10 60 $ 1,714 2.8% $ 28.57 MN 7 72 $ 1,445 2.3% $ 20.07 MI 8 49 $ 1,410 2.3% $ 28.78 MD 7 50 $ 1,406 2.3% $ 28.12 NJ 10 55 $ 1,384 2.2% $ 25.16 AZ 6 40 $ 1,353 2.2% $ 33.83 (1) Includes two-tenant properties. State # of Properties(1) Square Feet (000s) ABR (000s) % of ABR Rent / SQFT OK 9 48 $ 1,308 2.1% $ 27.25 LA 4 47 $ 1,210 1.9% $ 25.74 ME 3 186 $ 1,062 1.7% $ 5.71 KS 6 41 $ 1,058 1.7% $ 25.80 KY 8 40 $ 1,022 1.6% $ 25.55 CT 3 9 $ 610 1.0% $ 67.78 ID 1 6 $ 424 0.7% $ 70.67 MS 2 13 $ 417 0.7% $ 32.08 UT 2 22 $ 340 0.5% $ 15.45 CO 2 10 $ 330 0.5% $ 33.00 NE 2 20 $ 325 0.5% $ 16.25 WI 2 15 $ 310 0.5% $ 20.67 NV 1 4 $ 259 0.4% $ 64.75 AR 1 3 $ 218 0.3% $ 72.67 RI 1 1 $ 182 0.3% $ 182.00 SD 1 10 $ 155 0.2% $ 15.50 MA 1 2 $ 143 0.2% $ 71.50 WV 1 1 $ 141 0.2% $ 141.00 Total 319 2,594 $ 62,293 100.0% $ 24.01

Occupancy Rates Note: Data as of June 30, 2023. 1Vacant square feet includes unoccupied square footage on multi-tenant properties. 2Based on ABR. Year Number of Properties Square Feet (000s) ABR (000s) % of ABR Remainder of 2025 2 13 $ 441 0.7% 2026 19.5 118 $ 3,532 5.7% 2027 31.5 385 $ 7,012 11.2% 2028 27 149 $ 4,380 7.0% 2029 30.5 205 $ 6,082 9.8% 2030 32.5 203 $ 6,592 10.6% 2031 23.5 146 $ 4,465 7.2% 2032 21.5 401 $ 5,323 8.5% 2033 13 80 $ 2,556 4.1% 2034 20.5 164 $ 4,142 6.6 % Thereafter 90.5 683 $ 17,768 28.6 % Vacant(1) 7 47 — — Total 319 2,594 $ 62,293 100.0% 1.7% Weighted average rent growth Escalation Types (1) 20 (in thousands) Lease Expirations, Occupancy and Escalations Includes contractual rent increases on tenant renewal options to the extent a lease is at the end of its initial term. Approximately 23% escalate annually, 2.7% have no escalations, and the rest escalate over longer periods.

Non-GAAP Definitions and Explanations EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our leverage that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. We compute adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized adjusted EBITDAre is calculated by multiplying adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our annualized adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by the Board of Governors of Nareit. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors. Adjusted NOI, Annualized Adjusted NOI, and Cash NOI: Adjusted NOI, Annualized Adjusted NOI, Cash NOI, and GAAP NOI are non-GAAP financial measures which we use to assess our operating results. We compute Adjusted NOI as Adjusted EBITDAre and exclude general and administration expenses. We further adjust Adjusted NOI for non-cash revenue components of straight-line rent and other amortization expense to derive Adjusted Cash NOI. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level. Adjusted NOI and Adjusted Cash NOI are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Annualized Adjusted NOI is calculated by multiplying Adjusted NOI for the applicable quarter by four and Annualized Adjusted Cash NOI is calculated by multiplying Adjusted Cash NOI for the applicable quarter by four. We believe these annualized figures provide a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on these measures as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Fixed Charge Coverage Ratio (FCCR): The adjusted EBITDA to fixed charge ratio is the ratio of adjusted EBITDA to fixed charges as of the last day of any fiscal quarter. Adjusted EBITDA is computed as net income adjusted for depreciation and amortization, interest expense, income tax expense, extraordinary or nonrecurring items, fees in connection with debt financing, acquisitions and dispositions and capital markets transactions, non-cash items and equity in net income of unconsolidated subsidiaries minus a reserve for replacements with respect to certain properties. Fixed charges are computed on a consolidated basis as interest expense (excluding amortization of fees paid in cash and discounts and premiums on debt), plus regularly scheduled principal repayments of debt (excluding any balloon or similar payments), plus any preferred dividends payable in cash.

Other Definitions and Explanations Cash Capitalization Rate: Cash Capitalization Rate is calculated by measuring the annualized contractual cash rent at the time of closing, divided by the purchase price of the related property. Brand: Represent the brand or trade name the tenant operates. Disposition Capitalization Rate: Disposition Capitalization Rate is calculated by the ABR on the date of the related disposition divided by the gross sale price. Defensive Mix: Defensive Mix is a term used by us to categorize tenants determined by their area of focus: (1) Necessity, which represents tenants providing essential services or selling essential goods to consumers and includes Medical and Dental Providers, Financial Institutions, Automotive Stores, Convenience & Gas Stores, Pharmacies, and Home Improvement Stores, (2) Service, which represents tenants who provide specific services to consumers and includes Quick Service Restaurants, Casual Diners, Automotive Dealers, Fitness Operators, Car Washed, and Professional Service, and (3) Discount, which represents tenants that sell merchandise and goods a significant discount compared to traditional retailers. Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one-month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities. Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period. Economic Yield: Economic Yield is calculated by dividing contractual cash rent, inclusive of fixed rent increases and escalators determined by CPI, by the existing lease term, expressed as a percentage of the purchase price.

Other Definitions and Explanations (Continued) WALT: WALT represents the remaining average lease term of our leases, weighted by rent, and excluding lease renewal options and investments in mortgage loans. Purchase Price: Purchase Price is represented by the contractual acquisition price of the related property, excluding any transaction costs or other capital expenditures. Tenant: Tenant represents the legal entity responsible for fulling obligations under the lease agreement. GAAP: GAAP is the Generally Accepted Accounting Principles in the United States. Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount. Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents. Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio.

Forward-Looking and Cautionary Statements IP Disclaimer This data and other information described herein are as of and for the three months ended June 30, 2025, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Quarterly Report on Form 10-Q as of and for the period ended June 30, 2025, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections. Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook, ” “believes, ” “expects, ” “potential, ” “continues, ” “may, ” “will, ” “should, ” “could, ” “would be, ” “seeks, ” “approximately, ” “projects, ” “predicts, ” “intends, ” “plans, ” “estimates, ” “anticipates, ” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward- looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. Forward Looking Statements About the Data